UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2014

Oracle Corporation

(Exact name of registrant as specified in charter)

Delaware	000-51788	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events

Explanatory Note

This Form 8-K/A (this “Amendment No. 1”) is filed as an amendment to the Current Report on Form 8-K filed by Oracle Corporation (“Oracle”) under Item 8.01on June 24, 2014 (the “Original Form 8-K”). Oracle is filing this Amendment No. 1 solely for the purposes of refiling Exhibit 99.1 to the Original Form 8-K to correct the date of the “Confidentiality Agreement,” as defined in Section 7.17 of Exhibit 99.1, and to correct the following cross-references contained in Exhibit 99.1: certain cross-references contained in the definitions of “Company Material Adverse Effect” and “Superior Proposal,” as well as certain cross references contained in Sections 7.09(d), 7.10(b) and 9.01(c)(iii).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Agreement and Plan of Merger, dated June 22, 2014, among MICROS Systems, Inc., OC Acquisition LLC, Rocket Acquisition Corporation and Oracle Corporation.

99.2	Press release, dated June 23, 2014, of Oracle Corporation.*

*	Previously filed as an exhibit to the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2014

ORACLE CORPORATION

By	/s/ Brian S. Higgins
Name:	Brian S. Higgins
Title	Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT LIST

Exhibit No.	Description

99.1	Agreement and Plan of Merger, dated June 22, 2014, among MICROS Systems, Inc., OC Acquisition LLC, Rocket Acquisition Corporation and Oracle Corporation.

99.2	Press release, dated June 23, 2014, of Oracle Corporation.*

*	Previously filed as an exhibit to the Original Form 8-K.